Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

ClearShares OCIO ETF (OCIO)
a series of ETF Series Solutions
July 16, 2018

Supplement to the
Prospectus and Statement of Additional Information, each dated May 17, 2017

Effective immediately, the management fee for the ClearShares OCIO ETF (the “Fund”) has been reduced to 0.55%.  In addition, ClearShares, LLC (the “Adviser”) has agreed to waive the Fund’s management fee on all net assets of the Fund invested in an underlying fund for which the Adviser also serves as investment adviser.

The following information replaces the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 2 of the Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.12%
Total Annual Fund Operating Expenses	0.67%
1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$68	$214

The following information replaces the second paragraph under the section entitled “Management – Investment Adviser” on page 13 of the Prospectus:

For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

In addition, the Adviser has contractually agreed to waive the Fund’s management fee as applied to the net assets of the Fund invested in an underlying fund for which the Adviser also serves as investment adviser at least through September 30, 2019. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

The following information replaces the last three sentences of the first paragraph under the section entitled “Investment Adviser” on pages 23-24 of the SAI:

For the services it provides to the Fund, the Fund pays the Adviser a unified management fee of 0.55% at an annual rate based on the Fund’s average daily net assets. Prior to July 16, 2018, the Fund paid the Adviser a unified management fee at an annual rate of 0.75% of the Fund’s average daily net assets and the Adviser waived 20 basis points (0.20%) of the 0.75% unified management fee.

Please retain this Supplement with your Prospectus and SAI for future reference.